SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K
Current Report
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Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2015 (January 30, 2015)

PAZOO, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-178037	27-3984713
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

760 State Route 10
Whippany, NJ 07981
 (Address of Principal Executive Offices)

_________________________________
(Prior Address if Changed From Last Report)

(973) 884-0136
 (Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On or about February 20, 2015, the Company entered into a Equity Purchase Agreement and Registration Rights Agreement with Kodiak Capital Group, LLC (“Kodiak”) whereby Kodiak is obligated, providing the Company has met certain conditions including the filing or a Form S-1 Registration Statement for the shares to be acquired, to purchase up to Five Hundred Thousand Dollars ($500,000) of the Company’s common stock at the rates set forth in the Equity Purchase Agreement.  Under the Equity Purchase Agreement the shares are purchased at the discretion of the Company by issuing a Put Notice when funds are needed.  Pyrenees Investments, LLC, will be paid a fee by the Company related to this transaction in an amount up to ten percent (10%) of the amount actually funded pursuant to a certain Investment Banking Agreement dated May 14, 2014. A copy of the Equity Purchase Agreement is attached as Exhibit 99.01 and a copy of the Registration Rights Agreement is attached as Exhibit 99.02.

Item 2.03  Creation of a Direct Financial Obligation.

On or about February 20, 2015 the Company entered into a $30,000 Convertible Promissory Note (the “Note”) with Kodiak Capital Group, LLC.  Under the terms of the Note the Company’s will receive $30,000 for the preparation and filing of the Form S-1 Registration Statement required for the Equity Purchase Agreement (See, Section 1.01 above).  Kodiak Capital Group, LLC shall have the right to convert any unpaid sums into common stock of the Company at the rate of 50% of the lowest trade reported in the 10 days prior to date of conversion.  A copy of Note is attached as Exhibit 99.03.

Item 3.02  Unregistered Sale of Equity Securities.

Common Stock:

As previously reported on Form 8-K the Company had issued a Convertible Promissory Note to Typenex Co-Investment, LLC (“Typenex”) on or about May 28, 2014. Typenex has elected to convert the following principal amounts into common stock of the Company in the following denominations: (i) on February 2, 2105, $28,659.96 of principal and interest was converted into 5,108,727 shares of common stock; and (ii) on February 23, 2105, $25,000.00 of principal and interest was converted into 6,684,492 shares of common stock.

As previously reported on Form 8-K the Company had issued a Convertible Promissory Note to LG Capital Funding, LLC (“LG”) on or about May 27, 2014. LG has elected to convert the following principal and interest amounts into common stock of the Company in the following denominations: (i) on February 5, 2105, $15,000.00 of principal and $815.34 of interest was converted into 3,514,520 shares of common stock; and (ii) on February 24, 2105, $15,000.00 of principal and $877.81 of interest was converted into 5,292,603 shares of common stock.

As previously reported on Form 8-K the Company had issued a $100,000 Convertible Promissory Note to JMJ Financial (“JMJ”) on or about April 28, 2014.  JMJ has elected to convert the entire principal balance and accrued interest into common stock of the Company in the following denominations: (i) on February 2, 2015, $15,000.00 of principal was converted into 2,941,176 shares of common stock; (ii) on February 4, 2015, $29,431.92 of principal was converted into 6,540,426 shares of common stock; (iii) on February 9, 2015, $28,603.85 of principal was converted into 7,005,0025 shares of common stock; and (iv) on February 20, 2015, $26,964.23 of principal and $9,474.24 of accrued interest was converted into 12,079,050 shares of common stock.

As previously reported on Form 8-K the Company had issued a $220,000 Convertible Promissory Note to Iconic Holdings, LLC (“Iconic”) on or about February 27, 2014.  Iconic has elected to convert the following principal amounts into common stock of the Company in the following denominations: (i) on February 3, 2015, $17,500.00 of principal was converted into 3,431,373 shares of common stock.

As previously reported on Form 8-K the Company had issued a Convertible Promissory Note to Auctus Private Equity Fund, LLC (“Auctus”) on or about August 6, 2014.  Auctus has elected to convert the all of the remaining principal and accrued interest amounts into common stock of the Company in the following denominations: (i) on February 18, 2105, $30,000.00 of principal and $2,404.11 of interest was converted into 9,461,054 shares of common stock; and (ii) on February 27, 2105, $26,250.00 of principal and $51.78 of interest was converted into 8,219,306 shares of common stock.

On or about January 30, 2015, Integrated Capital Partners, Inc. converted 40,000 (post reverse stock split) shares of the Company’s Series A Convertible Preferred Stock into 4,000,000 shares of the Company’s common stock.

On or about February 19, 2015, Integrated Capital Partners, Inc. converted 70,000 (post reverse stock split) shares of the Company’s Series A Convertible Preferred Stock into 7,000,000 shares of the Company’s common stock.

On or about February 27, 2015, Integrated Capital Partners, Inc. converted 130,000 (post reverse stock split) shares of the Company’s Series A Convertible Preferred Stock into 13,000,000 shares of the Company’s common stock.

Item 7.01  Regulation FD Disclosure.

On February 3, 2015, the Company announced in a press release (Pazoo Adds to Management Team and Expands Board of Directors From 3 to 5 Members) that the Company expanded its management team and board of directors to segregate responsibilities for the rapidly expanding marijuana testing operations of the company. A copy of the press release is attached hereto as Exhibit 99.04. On February 5, 2015, the Company announced in a press release (Pazoo Radio Episodes 8 and 9 Now Available on Pazoo.com) that the two latest episodes of Pazoo radio (featuring Pazzo experts Adora Winquist and Mike Doyle) were available so that Pazoo followers can continue to better their health and wellbeing. A copy of the press release is attached hereto as Exhibit 99.05. On February 11, 2015, the Company announced in a press release (Pazoo.com Experiences Dramatic Traffic Increases on New Website Initiatives) that the experienced an increase in traffic due to new website initiatives including the launch of www.justjennarose.pazoo.com. With the success of this initiative the Company will consider creating more similar sites. A copy of the press release is attached hereto as Exhibit 99.06. On February 23, 2015, the Company announced in a press release (Pazoo's Nevada Marijuana Testing Lab Partner, MA & Associates, Prepares for Grand Opening) that MA & Associates testing laboratory was on track to open on April 20, 2015. A copy of the press release is attached hereto as Exhibit 99.07.

The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.04 and 99.07 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

a.	Exhibits.
	99.01	Equity Purchase Agreement
	99.02	Registration Rights Agreement
	99.03	$30,000 Convertible Promissory Note
	99.04	Press Release dated February 3, 2015
	99.05	Press Release dated February 5, 2015
	99.06	Press Release dated February 11, 2015
	99.07	Press Release dated February 23, 2015

Signatures

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAZOO, INC. (Registrant)

Dated: March 6, 2015	By:	/s/ David M. Cunic
David M. Cunic/ CEO